                                                                   EXHIBIT 10.3

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Portions of this Exhibit 10.3 have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission.
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
                                                                    Exhibit 10.3


                                 Conformed Copy
                          As Executed on March 5, 1993

                        COLLABORATIVE RESEARCH AGREEMENT

         This COLLABORATIVE RESEARCH AGREEMENT is entered into as of January 4, 1993 by and between HOECHST AKTIENGESELLSCHAFT ("HOECHST"), a German company with the address of Bruningstrasse 50, Postfach 80 03 20, D-6230 Frankfurt am Main 80, Germany and ONCOGENE SCIENCE, INC. ("OSI"), a Delaware corporation having an office at 106 Charles Lindbergh Boulevard, Uniondale, New York 11553.

         WHEREAS, OSI was organized to develop, produce and market therapeutic and diagnostic products for, among other things, the early detection, monitoring and treatment of human disease; and

         WHEREAS, HOECHST has the capability to undertake research for the discovery and evaluation of agents for treatment of disease and also the capability for clinical analysis, manufacturing and marketing of such agents; and

         WHEREAS, HOECHST and OSI wish to pursue the research described in this Agreement;

         NOW, THEREFORE, the parties agree as follows:

         1.      Definitions

         Whenever used in this Agreement, the terms defined in this Section 1 shall have the meanings specified.

                 1.1 "Affiliate" means any entity of which the party in question, directly or indirectly, owns thirty percent or more of the equity capital. Unless the context otherwise requires, the rights granted under the Agreement shall extend to any Affiliate, provided, however, that the other party hereto is notified in writing of the identity and participation of such Affiliate and further provided that such Affiliate shall observe the relevant provisions of this Agreement.

                 1.2 "Allocated Overhead" means the amount of overhead, including general and administrative costs, determined in accordance with generally accepted accounting principles, incurred by OSI and allocated to the Sponsored Research Program in the same proportion that the total man-hours of work performed in the Sponsored Research Program bears to the total man-hours of work performed in all OSI research programs, or such other customary allocation basis that may be agreed in writing between the parties.

                 1.3 "Annual Research Plan" means the written plan describing the annual research and budgets concerning the Target Proteins to be carried out during each Commitment Year by HOECHST and OSI pursuant to this Agreement, including both the Annual Sponsored Research Plan to be carried out by OSI and the specific Projects, timetables and technical goals to be pursued by HOECHST and OSI.

                 1.4 "Annual Sponsored Research Plan" means the written plan describing the research concerning the Target Proteins to be carried out during each Commitment Year by OSI pursuant to this Agreement, including the specific Projects, timetables and technical goals to be pursued by OSI.

                 1.5 "Base Program" means the Research Program as described in the Annual Research Plan.

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                  1.6 "HOECHST Confidential Information" means all information about any element of HOECHST Technology which is disclosed by HOECHST to OSI and designated "Confidential" in writing by HOECHST at the time of disclosure to OSI to the extent that such information as of the date of disclosure to OSI is not
(i) known to OSI other than by virtue of a prior confidential disclosure to OSI by HOECHST, (ii) disclosed in the published literature, or otherwise generally known to the public, or (iii) obtained from a third party free from any obligation of secrecy; provided, however, that such third party has no obligation of confidentiality to OSI.

                  1.7 "OSI Confidential Information" means all information about any element of OSI Technology which is disclosed by OSI to HOECHST and designated "Confidential" in writing by OSI at the time of disclosure to HOECHST to the extent that such information as of the date of disclosure to HOECHST is not (i) known to HOECHST other than by virtue of a prior confidential disclosure to HOECHST by OSI, (ii) disclosed in the published literature, or otherwise generally known to the public, or (iii) obtained from a third party free from any obligation of secrecy; provided, however, that such third party has no obligation or confidentiality to HOECHST.

                  1.8 "Commitment Year" means a twelve-month period terminating on each anniversary of the Effective Date.

                  1.9 "Contract Period" means the period beginning on the Effective Date and ending on the date on which this Agreement terminates.

                  1.10 "Effective Date" is January 4, 1993.

                  1.11 "Event of Termination" has the meaning set forth in
Section 8.3.

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                  1.12 "Funding Payments" has the meaning set forth in Section
3.

                  1.13 "Human Therapeutic Product" means any product for the treatment or management of any disease state in a human patient or any other human therapeutic indication derived from the Research Program in the course of research concerning a Target Protein.

                  1.14 "Diagnostic Product" means any product useful for the identification or quantification of the propensity toward or actual existence of any disease state in a human patient or any other human diagnostic utility identified in the course of the Research Program.

                  1.15 "Licensed Human Therapeutic Product" means a Human Therapeutic Product that employs OSI Patent Rights, HOECHST Patent Rights, OSI Technology or HOECHST Technology in its manufacture, use or sale.

                  1.16 "HOECHST Patent Rights" shall mean all applications for letters patent, whether domestic or foreign, which are encompassed within HOECHST Technology, including all continuations, continuations-in-part, divisions, renewals and patents and additions thereof, all letters patent granted thereon, and all reissues and extensions thereof.

                  1.17 "OSI Patent Rights" shall mean all applications for letters patent, whether domestic or foreign, which are encompassed within OSI Technology, including all continuations, continuations-in-part, divisions, renewals and patents and additions thereof, all letters patent granted thereon, and all reissues and extensions thereof.

                  1.18 "Person" means any individual, estate, trust, partnership, joint venture, association, firm, corporation, company, or other entity.

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                  1.19 "Project" means each of those projects set forth in the table of contents of an Annual Research Plan adopted pursuant to this Agreement.

                  1.20 "Target Protein(s)" means each of those proteins identified as a drug development target in the Annual Sponsored Research Plan towards which research projects will be conducted to identify lead compounds from which transcription based drugs may be developed or derived, including all therapeutic indications identified in the course of such research projects.

                  1.21 "Technology" means and includes all technology and technical information that pertains to the development of Human Therapeutic Products and Diagnostic Products derived from the Research Program.

                  1.22 "HOECHST Technology" means Technology developed through the use of OSI Technology that pertains to a Target Protein and relates to specific chemical compounds or drugs or the therapeutic use(s) of such compounds or drugs, that is or was:

                       (a) developed by employees of, or consultants to, HOECHST alone or jointly with third parties including OSI; or

                       (b) acquired by purchase, license, assignment or other means from third parties by HOECHST.

                  1.23 "OSI Technology" means all Technology that pertains to a Target Protein and relates to transcriptional modulation of gene expression of the gene encoding the Target Protein, including all improvements thereto and the use of such Technology to develop transcription-based drugs, that is or was:

                       (c) developed by employees of, or consultants to, OSI alone or jointly with third parties including HOECHST; or

                       (d) acquired by purchase, license, assignment or other means from third parties by OSI. OSI Technology shall include all such Technology other than HOECHST Technology.

                  1.24 "Research Committee" has the meaning specified in Section 2.2.

                  1.25 "Research Program" is the collaborative research program concerning the Target Proteins conducted by HOECHST and OSI.

                  1.26 "Sponsored Research Program" is that part of the Research Program that is to be carried out by OSI.

                  1.27 "Valid Claim" means a claim within OSI Patent Rights or HOECHST Patent Rights so long as such claim shall not have been disclaimed by HOECHST or OSI, whichever is appropriate, or shall not have been held invalid in a final decision rendered by a tribunal of competent jurisdiction from which no appeal has been or can be taken.

                  1.28 "OSI Human Therapeutic Product" means any product for the treatment or management of any disease state in a human patient developed as a proprietary drug by OSI and derived from a HOECHST compound, in accordance with
Section 2.3.2(b).

         2.       Collaborative Research Program

                  2.1.1 Purpose. OSI and HOECHST shall conduct a collaborative Research Program concerning the Target Proteins throughout the Contract Period. The objectives of the Research Program are to discover Human Therapeutic Products.

                  2.1.2 Annual Research Plan. The Annual Research Plan for the first Commitment Year is described in Appendix I hereto. For each Commitment Year after the first Commitment Year, the Annual Research Plan shall be prepared by the Research Committee for submission to, and approval by, HOECHST and OSI no later than ninety (90) days before the end of the prior Commitment Year. If HOECHST and OSI cannot agree on the Annual Research Plan or Annual Sponsored Research Plan, OSI shall determine its content. The Annual Research Plan and the Annual Sponsored Research Plan for each Commitment Year shall be appended to and made part of this Agreement.

                  2.1.3 Exclusivity.

                  (a) OSI agrees that during the Contract Period neither OSI nor any of its Affiliates shall conduct research itself or sponsor any other research, or engage in any research sponsored by any Person not a party to this Agreement, if the objectives of such research are the discovery and development of novel Human Therapeutic Products against the Target Proteins unless agreed to by the Research Committee. If OSI becomes aware during the Contract Period of an opportunity to sponsor other research having any of the objectives of the Research Program or to engage in such research sponsored by a Person that is not a party to this Agreement, it shall promptly notify HOECHST of such opportunity. HOECHST and OSI shall then negotiate in good faith for a period of one hundred twenty (120) days an agreement by which such opportunity can be incorporated into the Research Program or otherwise used to further the purposes of the Research Program to their mutual advantage. If at the end of the one hundred twenty (120) day period, the parties have not reached agreement, OSI shall be free to pursue such opportunity with a third party without further obligation to HOECHST.

                  (b) HOECHST agrees that during the Contract Period neither HOECHST nor any of its Affiliates shall sponsor any other research, or engage in any research sponsored by any Person not a Party to this Agreement using the gene transcription methods described in the Research Plan, if the objectives of such research are the discovery of novel Human Therapeutic Products; provided, however, that, if HOECHST becomes aware during the Contract Period of an opportunity to sponsor other research having any of the objectives of the Research Program or to engage in such research sponsored by a Person that is not a party to this Agreement, it shall promptly notify OSI of such opportunity. HOECHST and OSI shall then negotiate in good faith for period of one hundred twenty (120) days an agreement by which such opportunity can be incorporated into the Research Program or otherwise used to further the purposes of the Research Program to their mutual advantage. If at the end of the one hundred twenty (120) day period, the parties have not reached agreement, HOECHST shall be free to pursue such opportunity with a third party without further obligation to OSI.

                  2.2   Research Committee

                  2.2.1 Purpose. A research committee shall be established (the "Research Committee") by HOECHST and OSI for the following purposes:

                  (a) to review and evaluate progress under each Annual Research Plan;

                  (b) to prepare the Annual Research Plan for each Commitment Year; and

                  (c) to coordinate and monitor publication of research results obtained from the exchange of information and materials that relate to the Research Program.

                  (d)   to make priority and program decisions.

                  2.2.2 Membership. HOECHST and OSI each shall appoint, in its sole discretion, four members to the Research Committee. Substitutes may be appointed at any time.

                  The initial members shall be:

                  OSI Appointees:    ***
                                     ***
                                     ***


                 HOECHST Appointees: ***
                                     ***


                  2.2.3 Chair. The Research Committee shall be chaired by two co-chairpersons, one appointed by HOECHST and the other appointed by OSI.

                  2.2.4 Meetings. The Research Committee shall meet at least three times a year, at places and on dates selected by each party in turn. Other representatives of HOECHST or OSI or both, in addition to the members of the Research Committee, may attend such meetings at the invitation of both parties.


*** These portions deleted pursuant to a request for confidential treatment.

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                  2.2.5 Minutes. The Research Committee shall keep accurate
minutes of its deliberations which record all proposed decisions and all actions recommended or taken. The minutes shall be delivered to all Research Committee members within five working days after each meeting. The party hosting the meeting shall be responsible for the preparation of the minutes. Draft minutes shall be edited by the co-chairpersons and shall be issued in final form only with their approval and agreement.

                  2.2.6 Decisions. Subject to the provisions of 2.1.2, all technical decisions of the Research Committee shall be made by a majority of its members.

                  2.2.7 Expenses. HOECHST and OSI shall each bear all expenses of their respective members related to their participation on the Research Committee.

                  2.3   Reports and Materials

                  2.3.1 Reports. During the Contract Period, HOECHST and OSI each shall furnish to the Research Committee:

                        (a) summary reports within fifteen (15) days after the end of each three-month period, commencing on the Effective Date, describing its progress under the Annual Research Plan; and

                        (b) comprehensive written reports within thirty (30) days after the end of each Commitment Year, describing in detail the work accomplished by it under the Annual Research Plan during the Commitment Year and discussing and evaluating the results of such work.

                  2.3.2 Materials.

                        (a) OSI and HOECHST shall, during the Contract Period as a matter of course as described in the Annual Research Plan or upon each other's oral or written request, furnish to each other samples of biochemical, biological or synthetic chemical materials which are part of either OSI or HOECHST Technology and which are necessary for each party to carry out its responsibilities under the Annual Research Plan. To the extent that the quantities of materials requested by either party exceed the quantities set forth in the Annual Research Plan, the requesting party shall reimburse the other party for the reasonable costs of such materials if they are furnished.

                        (b) HOECHST agrees that OSI may test the compounds furnished by HOECHST for screening in the Research Program against OSI's proprietary drug assays, provided that OSI identifies such proprietary assays to HOECHST and HOECHST gives its consent in writing which consent shall not unreasonably be withheld, and OSI agrees to pay royalties or extend other rights to HOECHST as hereinafter provided.

                        (c) OSI shall not analyze the test compounds provided by HOECHST with respect to composition or structure without prior written consent of HOECHST.

                  2.4 Laboratory Facilities and Personnel. OSI shall provide suitable laboratory facilities, equipment and personnel for the work to be done by OSI in carrying out the Annual Sponsored Research Plan.

                  2.5 Diligent Efforts. HOECHST and OSI each shall use reasonably diligent efforts to achieve the objectives of the Research Program. OSI will use reasonably diligent efforts to achieve the objectives listed in the Annual Research Plan (Appendix
I) and HOECHST will use reasonably diligent efforts to assist OSI in the pursuit of those objectives. To achieve the objectives of the Research Program, HOECHST will specifically use diligent efforts:

                        (a) to advance the pharmacological assessment of compounds identified by OSI or HOECHST in order to select those worthy of further investigation;

                        (b) to determine the chemical structure of the selected compounds and to make related compounds to determine the relationship between structure and activity and to identify potential development candidates;

                        (c) to select development candidates; and

                        (d) to develop manufacturing methods and pharmaceutical formulations for those selected candidates.

         Furthermore, HOECHST will try to assess safety and efficacy of the selected development candidates in animals and in human patients under conditions designed to yield data suitable for inclusion in approval applications to be submitted to the U.S. Food and Drug Administration and other appropriate authorities.

         3.      Funding of the Sponsored Research Program.

                  3.1 Base Funding Payments. The funding obligations of OSI and HOECHST for each Commitment Year (the "Base Funding Payments") shall be as follows:

                        (a) OSI agrees to pay for the fully-weighted costs of the Base Program tasks assigned to it, which are expected to cost a total of *** over the ***


***These portions deleted pursuant to a request for confidential treatment.

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*** of the program, plus any supplementary program or additional costs which may be mutually agreed upon by HOECHST and OSI, including the extra costs of screening more than *** assumed in the Base Program, in accordance with Section 3.2 below. Additional HOECHST compounds will be screened by OSI at a cost of ***.

                        (b) HOECHST agrees to make Base Funding Payments to reimburse OSI for the Base Program in accordance with the following commitment schedule (the "Funding Schedule"):

                                                               HOECHST           TOTAL HOECHST
                        OSI              HOECHST R&D         REIMBURSEMENT          PAYMENT
($millions)         CONTRIBUTION           SUPPORT              TO OSI               TO OSI
-----------         ------------           -------              ------               ------
Year 1                    ***                 ***                 ***                  ***

Year 2                    ***                 ***                 ***                  ***

Year 3                    ***             $   ***            $    ***             $    ***

Year 4                    ***                 ***                 ***                  ***

Year 5                    ***                 ***                 ***                  ***

Year 6                    ***                 ***                 ***                  ***
                      -------              ------             --------             ---------
Total                 $   ***              $  ***             $   ***              $   ***

------------------------------

*  includes cost of screening ***

                  3.2 Supplementary Funding Payments. In addition to the Base Funding Payments, HOECHST agrees to reimburse OSI for any supplementary program or other additional amounts which may be mutually agreed upon in advance as follows ("Supplementary Funding Payments"):


***These portions deleted pursuant to a request for confidential treatment.

                  (a) HOECHST agrees to reimburse OSI for the fully-weighted costs of screening compounds provided by HOECHST in excess of *** compounds; and

                  (b) HOECHST agrees to reimburse OSI for the cost of work performed on any additional Target Proteins or cell-lines (all of which must be approved by OSI and HOECHST in advance) or other additional tasks as contemplated by this Agreement or which may be recommended by the Research Committee.

         3.3      Timing of Payments.

                  3.3.1 Timing: Base Payments. All Base Funding Payments by HOECHST for the Base Program shall be made in accordance with the Funding Schedule shown in Section 3.1(b) at the beginning of the year set forth.

                  3.3.2 Timing: Supplementary Payments.

                        (a) All Supplementary Funding Payments by HOECHST for supplementary programs or approved additional costs shall be made quarterly in advance for work scheduled to be performed by OSI during the upcoming three (3) month period, against OSI's invoice for such three (3) month period. Adjustments as necessary to reflect the work actually performed by OSI shall be made at the end of each three (3) month period and shall be reflected in OSI's invoice for the next three (3) month period.

                        (b) The amount of any Supplementary Funding Payment for each quarter shall be based on the work in progress pursuant to any applicable supplementary research agreement and the annual budget associated therewith.

                        (c) Each Supplementary Funding Payment shall be paid on the first day of the quarter or thirty (30) days after receipt of invoice, whichever is later.

*** These portions deleted pursuant to a request for confidential treatment.

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                  3.4   Books and Records. OSI shall keep for three (3) years
from the expiration of this Agreement complete and accurate records of its expenditures of Funding Payments received by it. The records shall conform to good accounting principles as applied to a similar company similarly situated. HOECHST shall have the right at its own expense during the term of this Agreement and during the subsequent three-year period to appoint an independent certified public accountant reasonably acceptable to OSI to inspect said records to verify the accuracy of such expenditures, pursuant to each Annual Sponsored Research Plan. OSI shall make its records available for inspection by the independent certified public accountant during regular business hours at the place or places where such records are customarily kept, upon reasonable notice from HOECHST to the extent reasonably necessary to verify the accuracy of the expenditures and required reports. This right of inspection shall not be exercised more than once in any calendar year and not more than once with respect to records covering any specific period of time. HOECHST agrees to hold in strict confidence all information concerning such expenditures, other than their total amounts, and all information learned in the course of any audit or inspection, except to the extent that it is necessary for HOECHST to reveal the information in order to enforce any rights it may have pursuant to this Agreement or if disclosure is required by law. The failure of HOECHST to request verification of any expenditures before or during the three-year period shall be considered acceptance of the accuracy of such expenditures, and OSI shall have no obligation to maintain any records pertaining to such report or statement beyond the three-year period.

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         4.       Treatment of Confidential Information.

                  4.1.1 Confidentiality. HOECHST and OSI recognize that the OSI and HOECHST Confidential Information constitutes highly valuable, proprietary, confidential information. Subject to the terms and conditions of the Secrecy Agreement dated June 28, 1991, the Supplementary Secrecy Agreement dated May 19, 1992, the disclosure obligations set forth in Section 4.3 and 4.4 hereof and the publication rights set forth in Section 4.2 hereof, HOECHST and OSI each agree that during the term of this Agreement and for five (5) years thereafter, they will keep confidential, and will cause their Affiliates to keep confidential, all Confidential Information that is disclosed to them or to any of their Affiliates pursuant to this Agreement. Neither HOECHST nor OSI nor any of their Affiliates shall use such Confidential Information except as expressly permitted in this Agreement.

                  4.1.2 Disclosure of Confidential Information. HOECHST and OSI acknowledge that the HOECHST and OSI Confidential Information is highly valuable, proprietary, confidential information, and agree that any disclosure of Confidential Information to any officer, employee or agent of the other or of any of its Affiliates shall be made only if and to the extent necessary to carry out its responsibilities under this Agreement and shall be limited to the maximum extent possible consistent with such responsibilities. They agree not to disclose the other's Confidential Information to any third parties under any circumstance without written permission. Both parties shall take such action, and shall cause its Affiliates to take such action, to preserve the confidentiality of each other's Confidential Information as they would customarily take to preserve the confidentiality of their own Confidential Information. Each party, upon the other's request, will return all the

Confidential Information disclosed pursuant to this Agreement including all copies, and extracts, of documents within 60 days of the request after the termination of this Agreement.

                  4.1.3 Employees and Consultants. OSI represents that all of its employees participating in the Research Program who shall have access to HOECHST Technology and HOECHST Confidential Information are bound by agreement to maintain such information in confidence. Consultants will be similarly bound.

                  4.2 Publication. Section 4.1 to the contrary notwithstanding, the results obtained in the course of the Research Program may be submitted for publication following scientific review by the Research Comittee and subsequent approval by the management of OSI and HOECHST, respectively. After receipt of the proposed publication by both HOECHST's and OSI's managements, written approval or disapproval shall be provided within 30 days for a manuscript, an abstract for presentation at, or inclusion in the proceedings of, a scientific meeting, or a transcript of an oral presentation to be given at a scientific meeting.

                  4.3 Publicity. Except as required by law, neither party may disclose the existence of this Agreement or the research described in it without the written consent of the other party, which consent shall not be unreasonably withheld.

                  4.4 Disclosure of Inventions. Each party hereto shall promptly inform the other about all inventions concerning the Target Proteins that are conceived, made or developed in the course of carrying out the Research Program by employees of, or consultants to, either of them, whether such inventions were conceived, made or developed solely or jointly with employees of, or consultants to, the other. This Agreement shall not be construed to obligate either party to disclose to the other any invention which does not concern the Target Proteins.

                  4.5 Restrictions on Transferring Materials. HOECHST and OSI recognize that the biological and biochemical materials which are part of OSI Technology and HOECHST Technology represent valuable commercial assets. Therefore, throughout the Contract Period and for five (5) years thereafter, OSI and HOECHST each agree not to transfer to any third party any such compound or material which constitutes Technology owned solely by the other party unless agreed to by the Research Committee. Additionally, throughout the Contract Period and for six (6) months thereafter, OSI and HOECHST each agree not to transfer to any third party any such compound or material which constitutes Technology owned solely by it, unless prior consent for any such transfer is obtained from the other, which consent shall not be unreasonably withheld, and unless such third party agrees as a condition of any such transfer not to transfer the material further.

         5.       Intellectual Property Rights.

                  5.1 Ownership. All OSI Technology and OSI Patent Rights shall be owned solely by OSI regardless of whether such OSI Technology or OSI Patent Rights are developed, conceived, discovered, or invented by employees of, or consultants to, OSI solely or jointly with employees of, or consultants to, HOECHST. All HOECHST Technology and HOECHST Patent Rights shall be owned solely by HOECHST regardless of whether such HOECHST Technology or HOECHST Patent Rights are developed, conceived, discovered, or invented by employees of, or consultants to, HOECHST solely or jointly with employees of, or consultants to, OSI.

                  5.2 Filing, Prosecution and Maintenance of Patent Rights. Subject to Sections 5.3, 5.4 and 5.5 below, OSI shall have the exclusive right, at its expense and in its sole discretion to file, prosecute, defend, enforce, and maintain OSI Patent Rights. HOECHST shall have the exclusive right, at its expense and in its sole discretion to file, prosecute, defend, enforce and maintain HOECHST Patent Rights.

                  5.3 Filing, Prosection and Maintenance of Patents Resulting from the Research Program. OSI and HOECHST will discuss and decide jointly, which party will have the right and obligation to file patent applications on behalf of OSI or HOECHST, as applicable, on any patentable invention developed by either OSI or HOECHST during the Contract Period relating to the Target Proteins. Both parties will consult with each other regarding countries in which such patent applications should be filed. The filing party will file patent applications in those countries where the other party requests to file patent applications. The filing party will have to prosecute all patent applications relating to Contract Period Inventions and to respond to oppositions filed by third parties. The filing party will have to maintain in force any letters patent relating to Contract Period Inventions. The filing party will notify the other party in a timely manner of any decision to abandon a pending patent application relating to a Contract Period Invention or an issued patent relating to a Contract Period Invention. Thereafter the other party shall have the option, at its expense, of continuing to prosecute any such pending patent application or of keeping the issued patent in force.

                  5.4 Status Reports. The filing party shall provide to the other party copies of all patent applications relating to Contract Period Inventions immediately after filing. The filing party shall also provide to the other party copies of important documents relating to prosecution of all such patent applications in a timely manner.

                  5.5 Reimbursement of Costs for Filing, Prosecuting and Maintaining Certain Patents. The filing party will be reimbursed for the costs of filing, prosecuting and maintaining all patent applications and all patents which relate to Contract Period Inventions in countries where the other party requests that such patent applications be filed, prosecuted and maintained, upon receipt of invoices from the filing party. Such reimbursement shall be in addition to Funding Payments and Supplementary Funding Payments pursuant to
Section 3 hereof. However, the other party may, upon 90 days advance written notice, discontinue reimbursing the filing party for the cost of filing, prosecuting or maintaining any patent application or any patent in any country. The filing party shall pay all costs in those countries in which the other party does not request that the filing party file, prosecute or maintain patent applications and patents which relate to Contract Period Inventions, but in which the filing party, at its option, elects to do so.

         6. Other Rights of the Parties. During the Contract Period, OSI and HOECHST shall promptly notify each other in writing of any and all opportunities to acquire in any manner from third parties, technology or patents which may be useful in, or may relate to, the Research Program. OSI and HOECHST shall decide if such rights should be acquired and, if so, whether by OSI or HOECHST. If acquired, such rights shall become OSI Technology or HOECHST Technology, as appropriate.

         7. Option for License. Upon request of either party to this Agreement, OSI and HOECHST will enter into negotiations with respect to a license agreement pursuant to which

HOECHST would acquire an exclusive, worldwide license, including the right to grant sublicenses, to make, use and sell Licensed Human Therapeutic Products, and OSI would acquire the exclusive, worldwide, perpetual license, including the right to grant sublicenses, to make, use and sell Diagnostic Products, products sold exclusively for research purposes and OSI Human Therapeutic Products (derived from HOECHST compounds) under all HOECHST'S right, title and interest in HOECHST Technology. The option hereinabove provided for will commence with the Effective Date and expire four (4) years after the end of the Contract Period unless such option is earlier terminated pursuant to Section 8.4.2 of this Agreement. Such license agreement shall among other things provide for:

         a) payments by HOECHST to OSI of a royalty of *** of Net Sales (as defined therein) for each Human Therapeutic Product employing OSI Patent Rights or HOECHST Patent Rights and *** on Net Sales for each Human Therapeutic Product employing only OSI Technology, or HOECHST Technology;

         b) payments by OSI of *** on Net Sales for any Diagnostic Product using OSI Patent Rights, OSI Technology, HOECHST Patent Rights or HOECHST Technology;

         c) OSI shall pay a royalty of *** on Net Sales for any OSI Human Therapeutic Product derived from a HOECHST compound if OSI decides to market the OSI Human Therapeutic Product itself. If OSI decides not to market the OSI Human Therapeutic Product itself, it shall give HOECHST the first right to negotiate for marketing rights;

         d) if Patent Rights are involved, payments of the applicable royalty will be made until the last valid patent claim expires;

*** These portions deleted pursuant to a request for confidential treatment.

         e) if Technology is involved and there are no valid patent claims, payments of the applicable royalty will be made with respect to sales in a Designated Country (as hereinafter defined) until ten (10) years after the first commercial sale is made in such Designated Country. The Designated Countries are USA, Canada, Germany, United Kingdom, France, Spain, Italy and Japan; and

         (f) such other customary and other terms as are negotiated between the parties.

         8.  Term, Extension, Termination and Disengagement.

             8.1 Term. Unless sooner terminated or extended, this Agreement shall expire six years after the Effective Date.

             8.2 Extension. HOECHST, at least six months prior to the end of the term, shall notify OSI in writing if it desires to extend the Sponsored Research Program. If OSI is willing to extend the Sponsored Research Program, OSI must so notify HOECHST within three (3) months after receipt of HOECHST's notice. HOECHST and OSI shall thereafter promptly negotiate in good faith mutually acceptable terms for any extension to this Agreement.

             8.3 Events of Termination. The following events shall constitute events of termination ("Events of Termination"):

                 (a) Any representation or warranty by OSI or HOECHST, or any of its officers, under or in connection with this Agreement shall prove to have been incorrect in any material respect when made.

                 (b) OSI or HOECHST shall fail in any material respect to perform or observe any term, covenant or understanding contained in this Agreement or in any of the other documents or instruments delivered pursuant to, or concurrently with, this Agreement, and any such failure shall remain unremedied for 30 days after written notice to the failing party.

                 (c) Either party shall be entitled to terminate this Agreement by written notice to the other having immediate effect, if the other party is acquired by or merged with or transfers all of its assets or an essential part of such assets to, or if fifty percent or more of its voting stock is acquired by, or otherwise comes under the control of, a person or an organization which is a competitor of the terminating party, or if any such person or organization obtains an option or preemption right to acquire fifty percent or more of the voting stock or otherwise control of the other party, such party shall without delay inform the party which is entitled to terminate, of such acquisition, transfer, control, option or preemption right.

         8.4     Termination.

                 8.4.1 Upon the occurrence of any Event of Termination, the party not responsible may, by notice to the other party, terminate this Agreement.

                 8.4.2 If HOECHST terminates this Agreement pursuant to Section 8.4.1, the option of HOECHST to negotiate a license provided for in Section 7 shall continue according to such Section. If OSI terminates this Agreement pursuant to Section 8.4.1, the option of HOECHST to negotiate a license provided for in Section 7 shall also terminate.

                 8.4.3 Upon termination of this Agreement, HOECHST will reimburse OSI for any additional work done, or pending, within a six month period following such termination.

         9. Representations and Warranties. OSI and HOECHST each respectively represents and warrants as follows:

                 9.1 It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and Germany, respectively, and, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct it's business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

                 9.2 The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its stockholders, (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter or by-laws or (c) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

                 9.3 This Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally.

                 9.4 It is not under any obligation to any person, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations.

                 9.5 It has good and marketable title to, or valid leases or licenses for, all of its properties, rights and assets necessary for the fulfillment of its responsibilities in the Research Program, subject to no claim of any third party other than the relevant lessors or licensors.

         10.     Covenants of OSI.

                 10.1 Affirmative Covenants of OSI Other Than Reporting Requirements. Throughout the Contract Period, OSI shall:

                 10.1.1 maintain and preserve its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in good standing in each jurisdiction in which such qualification is from time to time necessary or desirable in view of its business and operations or the ownership of its properties.

                 10.1.2 comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any government authority to the extent necessary to conduct the Sponsored Research Program.

         11.     Dispute Resolution.

                 11.1 Any dispute which cannot be resolved by discussion between the parties under this Agreement shall be resolved by binding arbitration in accordance with the rules then obtaining of the American Arbitration Association. The arbitrators shall have the power to award specific performance or injunctive relief and reasonable attorney's fees and expenses to any party in such arbitration, except that the arbitrators shall not have the power to reform this Agreement. Such arbitration shall be held in the main office of the American Arbitration Association in the City of New York.

                 11.2 The arbitration award rendered shall be final and binding upon the parties and judgement thereon may be entered in any court of competent jurisdiction.

         12. Notices. All notices shall be mailed via certified mail, return receipt requested, or courier, addressed as follows, or to such other address as may be designated from time to time:

         If to HOECHST:   at its address set forth at the beginning of this
Agreement

                          Attention:       Dr. Jessen
                                           HOECHST AG
                                           General Pharma Research
                                           Postfach 80 03 20, D-6230
                                           Frankfurt am Main 80, Germany

         If to OSI:       at its address set forth at the beginning of this
Agreement

                          Attention:       Chief Executive Officer

Notices shall be deemed given as of the date of receipt.

         13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York.

         14.     Miscellaneous.

                 14.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

                 14.2 Headings. Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

                 14.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

                 14.4 Amendment; Waiver; etc. This Agreement may be amended, modified, superseded or cancelled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of waiver, by the party or parties waiving compliance. The delay or failure of any party at any time or times to require performance of any provision shall in no manner affect the rights at a later time to enforce the same.

                 14.5 No Third Party Beneficiaries. No Person not a party to this Agreement, including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any Person.

                 14.6 Assignment and Successors. This Agreement may not be assigned by either party, except that each party may assign this Agreement and its rights and interests hereunder, in whole or in part, to any of its Affiliates, any purchaser of all or substantially all of its assets or to any successor corporation resulting from any merger or consolidation with or into such corporation.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

HOECHST AKTIENGESELLSCHAFT                     ONCOGENE SCIENCE, INC.

By  /s/ DR. GERT CASPRITZ                      By  /s/ GARY E. FRASHIER
    -----------------------------                  ---------------------------
Title:  Manager                                Title:  President and
        Cooperation and Licensing                      Chief Executive Officer



By  /s/ JORGEN REDEN, PH.D.
    -----------------------------
Title:  Member of Management
        Board Pharma
        Head of Research

              THE RESEARCH PLAN INCORPORATING THE ANNUAL SPONSORED

                   RESEARCH PLAN FOR THE COLLABORATION BETWEEN

                       ONCOGENE SCIENCE INC AND HOECHST AG

                                   APPENDIX 1

                                                               Revised 12/11/92

Executive Summary

         Oncogene Science has developed a proprietary drug discovery technology designed to identify compounds which affect the transcription of specific target genes. A review on the development of this technology at Oncogene and the advantages of transcription as an approach to drug discovery can be found in Supplement 1. The immediate goal of the proposed collaboration with Hoechst AG is to exploit this technology ***. The primary screening system employs live, genetically engineered transcription-reporter cells and state-of-the-art robotics which will enable screening of ***.

         Compounds of interest identified by the primary screen will be evaluated in secondary screens ***. Thus, the later stages of the drug development pathway and clinical trial strategies are not discussed in this document.

         The collaboration between Hoechst AG and Oncogene Science can be divided into three phases:

***

***

*** These portions deleted pursuant to a request for confidential treatment.

***

***

         A team of *** plus a Program Manager will be assembled during the initiation of the collaboration, and will be associated with the program for the duration of the collaboration. During the screening phase additional manning *** will be allocated from the core screening group at Oncogene.

MOLECULAR TARGETS

***

***

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***

***

***

*** These portions deleted pursuant to a request for confidential treatment.

***

***

***

***

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***

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***These portions deleted pursuant to a request for confidential treatment.

***

***

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***

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***These portions deleted pursuant to a request for confidential treatment.

***

***

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***

***These portions deleted pursuant to a request for confidential treatment.

***

***

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***

***

***These portions deleted pursuant to a request for confidential treatment.

***

***

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***

***

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***

***These portions deleted pursuant to a request for confidential treatment.

***

***

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***

***

***

***

***These portions deleted pursuant to a request for confidential treatment.

***

***

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***

***

***


***

***These portions deleted pursuant to a request for confidential treatment.

***

***

***

***

***

***These portions deleted pursuant to a request for confidential treatment.

SUPPLEMENT 1

TRANSCRIPTION AND DRUG DISCOVERY

ONCOGENE SCIENCE'S GENE EXPRESSION TECHNOLOGY

Introduction

         Over the last five years Oncogene Science has carried out a major research effort focused on gene transcription as a novel approach to drug discovery. Extensive patents have been filed covering both the method of drug discovery and the resulting drugs identified by this technology. The goal is to identify small molecular weight compounds which specifically modulate the expression of a target gene of interest, thereby either increasing or decreasing the concentration of the corresponding protein product. The unique screening system employs live genetically engineered cells and state-of-the-art robotics, which enables up to 100,000 compounds to be screened in a single year against multiple target genes simultaneously. This approach can be used to identify lead compounds in almost every therapeutic area. Transcriptional modulation not only provides a potential means to replace recombinant protein based drugs, but also provides a novel approach to manipulate key therapeutic targets in the body.

Traditional Drug Discovery Approaches

         Until recently, a major focus of the pharmaceutical industry had remained centered around improving either the efficacy or safety of existing drugs, agents whose detailed mechanism of action was often unknown. The chemistry effort to support this approach during this century has been prolific, and more than 3 million unique chemical structures have now been cataloged.

         Within the last decade, however, molecular biologists have begun to unravel the detailed molecular aspects of normal cellular physiology and the abnormalities associated with various disease processes. To date, the application of molecular biology to drug discovery has taken three basic directions; (i) the discovery of protein factors which act directly as pharmaceutical agents; (ii) the combination of X-ray crystallography and computer modelling to design organic compounds based upon a detailed understanding of protein structure; or (iii) the use of recombinant proteins in in vitro assays, in order to screen several thousand natural products extracts or synthetic organic compounds. Each of these approaches, however, suffers from significant limitations.

         The development of protein-based pharmaceuticals is perhaps the best known application of molecular biology to the drug industry. Major successes have included growth hormone for the treatment of pituitary dwarfism, tissue plasminogen activator to treat myocardial infarction, insulin for diabetes, and erythropoietin and G-CSF for the treatment of anemia and neutropenia, respectively. All of these agents, however, possess a number of major limitations characteristic of protein-based therapeutants. These include the route of administration, cost of manufacture, formulation, stability and the relative complexity of patenting recombinant biologicals. Furthermore, the use of proteins as drugs is restricted to diseases or physiological states that can be influenced by serum borne factors. These problems, as well as a number of other major limitations, also apply to therapeutic approaches based upon the use of monoclonal antibodies.

         The second approach to drug discovery is contingent upon a detailed knowledge of specific protein structure. Interactive computing theoretically allows the design of small molecular weight compounds that are predicted to bind to specific sites on the target protein. This approach requires that the three dimensional structure of the target protein be known at very high resolution, while modelling of the detailed interactions with compounds often necessitates the use of modern supercomputers. An additional complication is that the structure of the protein as determined by crystallography, may not reflect the native conformation of the protein within the cell. As more protein structures are solved, and as modelling programs become more powerful, rational drug design may begin to make an important contribution to the drug discovery. To date, however, there are no drugs on the market which have been developed de novo using this technology.

         The third traditional method has involved the screening of several thousand fermentation broths, natural product extracts or synthetic organic compounds, for their ability to influence the function of a purified or partially purified protein, typically a hormone receptor or an enzyme. In many instances, however, it can prove to be technically difficult to isolate a complex protein with retention of its activity. In addition, the critical biochemical activity of many disease targets may be unknown, thereby preventing the design of an appropriate screen. In other cases, the key target may be a member of a gene family where the corresponding polypeptides are almost identical, and an effective drug must be able to selectively target one specific member. Another major limitation of in vitro screening is that following a considerable effort to generate interesting compounds, many leads ultimately fail to be developed due to metabolism, cytotoxicity or lack of cell permeability. Finally, it is becoming increasingly apparent that many diseases, such as atherosclerosis, cancer and many neurological disorders, are multifactorial in origin, and may ultimately require the simultaneous modulation of multiple targets to achieve an effective control.

         Oncogene Science believes that gene transcription provides a unique approach to drug discovery, which has the potential to overcome many of the limitations of conventional drugs and could lead to the development of novel pharmaceuticals targeting most of the major therapeutic markets.

Gene Transcription As A Novel Target For Drug Discovery

         At Oncogene Science, a proprietary drug discovery approach has been developed which is designed specifically to identify compounds which affect the transcription of target genes. The screen utilizes genetically engineered live cells lines. Thus, once a particular gene has been chosen as a target, the first step of the process is to clone the regions of DNA which regulate expression of that gene. These sequences are then fused to a highly sensitive reporter gene which generates a readily measurable signal in response to changes in transcription of the target gene. This genetically engineered DNA construct is then introduced into an appropriate human cell type and stable lines isolated. Such cell lines will then generate a signal which reflects a change in gene expression when an appropriate compound is added to the tissue culture media. Oncogene's approach is based upon a philosophy of very high-throughput drug screening, ie., screening up to 100,000 compounds or fermentation broths against each gene target in a single year. To achieve this, a proprietary screening technology has been developed, which has been fully automated using state-of-the-art robotics. Complete automation not only allows the primary screen to be cost effective, but has proved essential to obtain highly quantitative, reproducible data from high-throughput cell based screens.

        Each robotic system can analyze several thousand samples per week against multiple target genes simultaneously. By using multiple targets in the primary screen, efficacy, cytotoxicity, and initial specificity are rapidly evaluated. For example, the presence of a chemical which activates transcription of the human growth hormone gene would be readily detected by an increase in the reporter signal only in the cell target which employed a growth hormone fusion construct. This technology is not only highly quantitative but is of sufficient sensitivity to allow the detection of fewer than twenty five molecules of the reporter per cell. This provides both a number of major technical advantages while enabling the screen to detect initial lead compounds with apparent limited activity, eg. potent compounds present at low concentrations in fermentation broths. Automated on-line data reduction and statistical analysis allows rapid quantitative determination to identify the initial lead compounds. Compounds of interest identified by the primary screen are then further evaluated in secondary screens (eg. by quantitative PCR, protein based assays, etc.) for their ability to regulate the native endogenous gene in a similar fashion. A variety of appropriate tertiary assays and animal models can then be employed for the final stages of lead development.

Modulating gene transcription using drugs

        Over the last few years it has become apparent that many of the body's normal physiological pathways, as well as the response to disease states, involve changes in gene transcription. For example, the amount of growth hormone produced by the pituitary, or the levels of blood cell growth factors, such as G-CSF and erythropoietin (Epo), are tightly controlled at the level of gene transcription. The Epo gene is specifically activated in response to anoxia (low oxygen). The growth hormone gene is transcriptionally activated by the binding of a second hormone (termed GHRF) to a receptor on the plasma membrane. The goal of Oncogene Science's transcription technology is to use small molecular weight drugs to maximize such physiological responses to produce the desired pharmacological endpoint.

        In addition to the physiological evidence which clearly demonstrates highly specific regulation at the level of gene transcription, there are already a number of genes which are known to be subject to pharmaceutical intervention by small molecular weight compounds. Steroid hormone receptors are themselves transcription factors. Nolvadex (Tamoxifen), for example, regulates the expression of estrogen responsive genes to control breast cancer, while

Eulexin (flutamide) demonstrates dramatic palliative efficacy in the treatment of prostate cancer by blocking the action of the testosterone receptor. Similarly, steroid receptors are the target of drugs used as anti-inflammatory agents, contraceptives, etc.

        It has also become apparent that a number of drugs, whose mechanism was previously unknown, act by specifically modulating the expression of various target genes. One recent example of note is aspirin, which has been shown to mediate its anti-inflammatory effects by inhibiting transcriptional activation of prostaglandin synthesis by interleukin-1. Other examples include the immunosuppressive agents cyclosporin A and FK506, which inhibit the transcription of several genes involved in T cell activation, particularly interleukin 2 (IL-2) and its receptor. Cyclosporin A and FK506, both bind to proteins which regulate the activity of a transcription factor, which in turn inhibits the expression of IL-2. Similarly, lovastatin indirectly up-regulates the hepatic LDL receptor by lowering serum cholesterol. Such examples of indirect regulatory effects stress the utility of a cell-based promoter-reporter technology as a means to identify lead compounds with the potential to modulate transcription at a variety of levels. Thus, compounds identified by the primary screen do not have to bind directly to a transcription factor.

Advantages of targeting gene transcription

        - Replacement of recombinant proteins as therapeutic agents, e.g., replace erythropoietin or growth hormone with a small molecular weight pharmaceutical to increase the expression of the endogenous gene. This could potentially overcome the major limitations associated with the use of biologicals, eg. patents, costs of production, formulation, route of administration, etc.

        - Transcriptional modulation can act to affect either intracellular or extracellular targets. In contrast, both recombinant biologicals and monoclonal antibodies require a target to be either present in the circulation or on the surface of cells.

        - The ability to modulate the level of a protein which cannot be readily targeted by other means, e.g. intrinsic membrane proteins such as the glucose transport proteins in diabetes, or the macrophage scavenger receptor and the LDL receptor in the treatment of atherosclerosis.

        - Most traditional drugs have acted as either receptor antagonists or enzyme inhibitors. Transcription-based pharmaceuticals allow the absolute concentration of a target protein to be either increased or decreased. This also represents a significant advantage compared to antisense based approaches. Antisense molecules are also inactive orally, expensive, and act only to decrease protein levels.

        - The biochemical activity of the protein encoded by a target gene may be unknown, thereby preventing an effective in vitro screening approach to be implemented. This technology employs a cell-based transcription screen to target the gene and not its product, therefore a detailed knowledge of protein function is not essential.

        - Oncogene's primary screens are cell-based. This provides screens which are considerably more physiological than using purified in vitro assays, yet avoids the technical complexity and ethical issues associated with animal based screens. The cell-based approach also provides multiple target sites within the cell for pharmacological intervention. In addition, compounds which either fail to interact with the cell in a functional manner, or are highly cytotoxic, are readily excluded.

        - Targeting the specific expression of a gene in a multigene family, rather than the corresponding polypeptide, provides a means to facilitate specific intervention. Modulating the activity of an entire family of structurally related proteins could be deleterious to the organism, while modulation of a specific member of a group of highly homologous proteins can be difficult to achieve pharmacologically. One example would be the specific transcriptional modulation of a CNS receptor where although the family of polypeptides may exhibit a high degree of homology, the regulatory regions (and the corresponding transcription factors of the gene families which bind to these regions) are typically distinct to allow cell type specific expression.

        - The possibility of tissue specific regulation of a target gene. It is becoming increasingly apparent that the mechanisms regulate any one gene at the transcriptional level vary between different tissues. Thus, this approach has the potential to identify drugs which modulate the expression of a target gene in a tissue-specific manner. Again, this is not possible with antisense approaches.

        - It is now well documented that coordinated changes in gene expression regulate a large number of metabolic processes in the body. Thus, it may be possible to use a single drug to regulate the transcription of small groups of genes simultaneously, rather than using a conventional pharmaceutical to simply target one specific enzyme or receptor. Given that many major diseases are multifactorial in origin, such as atherosclerosis, Alzheimers, and cancer, this approach may ultimately prove essential to develop truly effective drugs in these areas.

        - Oncogene Science's technology is unique. Gene transcription has not been previously exploited. It is also apparent that very few pharmaceutical companies have had the technology in place to enable the screening over 100,000 compounds against a single target, ie. typically most previous drug screens have evaluated between 1,000-10,000 compounds. Thus, it can be anticipated that a high-throughput screening approach based upon gene transcription will result in the identification of novel drug structures.

        - Over the last five years, Oncogene Science has established the leading position in the field of gene transcription as an approach to drug discovery. The original reason for focusing in this area was that in unraveling the normal function of oncogenes and anti-oncogenes, it had become apparent that the primary function of many such genes is to modulate gene transcription, either directly by binding to regulatory sequences on the DNA, or indirectly by controlling key steps in the signal transduction machinery.

        - Oncogene Science has filed broad patent applications on transcription based approaches, including claims on the methods of discovery, the robotic technology, and the use of compounds which specifically modulate gene transcription.

ONCOGENE SCIENCE'S SCREENING TECHNOLOGY

        In order to facilitate the screening of large numbers of test samples, Oncogene Science has invested extensively on the development of proprietary robotics systems. In addition to carrying out cell-based transcription assays, these systems are now able to run virtually any cell based or in-vitro screening assays in a microplate format.

        The robotic systems handle every step in the assay procedure. This includes on-line cell incubation facilities, liquid handling systems for dilutions and additions of test samples, and an array of units for manipulations in an assay loop. Two robotic arm assemblies are employed to shuttle microplates and microplate trays through the assay cycles. The transcription assays culminate with a read-out from a 96 well luminometer. Data are captured automatically into a processing network which performs quality controls on each individual microplate assay well and carries out a rapid data reduction and analysis. Each of the robotic systems has a capacity in excess of 100,000 assays per week. This translates to approximately 100,000 compounds per year, with follow-up, against multiple target genes.

        Automation on this scale has proven to be essential for producing high quality data from cell based screens, however it also provides a number of additional advantages over other approaches to screening:

        (i) Cost Effectiveness : Support for each robotic system requires only a three person team. This includes the manning for all tissue culture, robotic maintenance, robotic operation, data analysis, database searching and report preparation, as well as initial potency and cytotoxicity follow-up studies on high-throughput screen leads.

        (ii) High-Throughput : Each system has a capacity for up to 125,000 reporter assays per week. A practical, routine weekly throughput is approximately 75% of this capacity. These assays can be divided amongst replicate assays of individual samples, positive and negative controls, and multiple test cell lines, as is appropriate for a particular screening program. For example, in the first 12 month period employing the original system, over 125,000 compounds were screened against 3 cell lines with triplicate determinations on each compound, and multiple controls on each microplate assayed.

        (iii) Accuracy : Automation has proven to be very effective in terms of removing protocol errors and in more accurately controlling and synchronizing procedures. This has resulted in running multiple cellbased screens with a typical coefficient of variation across each plate being less than 15%.

        The systems have been designed with flexibility as a key consideration. Thus, by interchanging the measurement device in place of a luminometer and conversion of these instruments to a robot compatible format, it is possible to utilize multiple read-outs suitable for various assay formats. For example, Oncogene Science has now also developed microplate readers for the determination of UV absorbance, fluorescence, and radioactivity, enabling almost any assay configuration to be employed. All the software for running the robots, the liquid sampling processor, data capture, and data processing has been developed at Oncogene Science and is readily converted to suit alternate assay needs. This technology is currently employed in both transcriptional reporter assays and cell-based immunoassays.

Preparation of Compounds and Samples for High-throughput Screening

        Oncogene Science has now incorporated into the robotic system the capacity to operate in a mode which enables the rapid preparation of large compound libraries (50-200,000 samples) in a 96-well format suitable for screening. This approach also offers the possibility of archiving sets of master compound plates for future screening needs. This procedure also makes maximum use of the original compound allocation, with 1 mg of compound potentially serving for 50-100 high-throughput screens against individual target assays.


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